                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             The Zweig Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              THE ZWEIG FUND, INC.
                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                                  March 25, 1999

DEAR SHAREHOLDER:

    You are cordially invited to attend the Joint Annual Meeting of Shareholders of The Zweig Fund, Inc. ("ZF") and The Zweig Total Return Fund, Inc. ("ZTR") to be held on Wednesday, May 5, 1999 at 10:00 A.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York.

    This meeting will give you an opportunity to hear a report on the Funds and to discuss other matters of interest to you as a shareholder.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting. In some instances, if you own shares in both ZF and ZTR, you may receive separate proxy statements and proxy cards for each Fund. Please return all proxy cards that you may receive.

                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD
                                                     AND PRESIDENT OF
                                                 THE ZWEIG FUND, INC. AND
                                            THE ZWEIG TOTAL RETURN FUND, INC.

                              THE ZWEIG FUND, INC.
                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 5, 1999

                              -------------------

TO THE SHAREHOLDERS:

    The Joint Annual Meeting of Shareholders of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), will be held Wednesday, May 5, 1999 at 10:00 A.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York for the following purposes:

    1.  ELECT DIRECTORS:

       (a) With respect to ZF, to elect one Director to serve until the Annual Meeting of Shareholders in 2002, and to elect one Director to serve until the Annual Meeting of Shareholders in 2000.

       (b) With respect to ZTR, to elect one Director to serve until the Annual Meeting of Shareholders in 2002.

    2.  INDEPENDENT ACCOUNTANTS:

       (a) With respect to ZF, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of ZF for the year ending December 31, 1999.

       (b) With respect to ZTR, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of ZTR for the year ending December 31, 1999.

    3. OTHER BUSINESS: To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record of ZF and/or ZTR as of the close of business on March 10, 1999 are entitled to notice of and will be entitled to vote at the Meeting and all adjournments thereof.

                                          By Order of the Boards of Directors of
                                                 The Zweig Fund, Inc. and
                                            The Zweig Total Return Fund, Inc.
                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD

New York, New York
March 25, 1999

                                   IMPORTANT:
 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                              THE ZWEIG FUND, INC.
                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                             JOINT PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 5, 1999

                              -------------------

    This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York on Wednesday, May 5, 1999 at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting dated March 25, 1999.

    The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (the "Funds") because the shareholders of both Funds are expected to consider and vote on similar matters. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund's meeting to immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed ZF proxies that are unmarked will be voted (1) for the election of the two nominees of the Board of Directors as Directors of the Fund, and (2) for the proposal to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as independent accountants of ZF for the year ending December 31, 1999. Executed ZTR proxies that are unmarked will be voted (1) for the election of the one nominee of the Board of Directors as Director of the Fund, and (2) for the proposal to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as independent accountants of ZTR for the year ending December 31, 1999. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Funds, or by returning a subsequently dated proxy.

    The Boards of Directors of the Funds have fixed the close of business on March 10, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 60,135,622 shares of ZF's common stock were outstanding, and 90,054,212 shares of ZTR's common stock were outstanding. To the best of the Funds' knowledge, no person beneficially owns more than five percent of the outstanding shares of either Fund's common stock.

    The Annual Reports of the Funds for the year ended December 31, 1998, including financial statements, have been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 10, 1999.

    Each Fund will furnish, without charge, another copy of the Fund's December 31, 1998 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Zweig/Glaser Advisers LLC, 900 Third Avenue, New York, New York 10022, Attention Shareholder Services; Toll-free telephone number 1-800-272-2700.

    This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about March 25, 1999.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The members of the Board of Directors of ZF and ZTR are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, one ZF and one ZTR Director will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2002), and one ZF Director will be elected to serve a one year term (until the first succeeding Annual Meeting in 2000). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

    Each Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by such Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund's Nominating Committee consists of at least two Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of such Fund or its investment adviser.

    Based on the recommendations made by the ZF Nominating Committee at its meeting held in February, 1999, the Board of Directors of ZF has nominated Elliot S. Jaffe, who is presently a Director of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2002, and Charles
H. Brunie, whom the Board of Directors elected as a Director of ZF at its meeting held in September 1998, for re-election to the ZF Board, to serve until the first succeeding Annual Meeting in 2000. Based on the recommendations made by the ZTR Nominating Committee at its meeting held in February, 1999, the Board of Directors of ZTR has nominated Elliot S. Jaffe, who is presently a Director of ZTR, for re-election to the ZTR Board, to serve until the third succeeding Annual Meeting in 2002.

    Background information with respect to the current Directors appears below.

                                                                                                     SHARES
                                                        BUSINESS EXPERIENCE                          OF FUND
      NAME, ADDRESS AND AGE(1)                       DURING THE PAST FIVE YEARS                     OWNED(2)
------------------------------------  --------------------------------------------------------  -----------------
Martin E. Zweig* ...................  Chairman of the Board and President of ZF since 1986 and      ZF-88,018 (3)
  900 Third Avenue                      Chairman of the Board and President of ZTR since 1988;      ZTR-76,324(4)
  New York, New York 10022              President of Zweig Consulting LLC (the "Sub-Adviser")
  56                                    and Phoenix-Zweig Trust; Managing Director of Zweig-
                                        DiMenna Associates LLC; President of Zweig-DiMenna
                                        International Managers, Inc., Zweig Associates, Inc.
                                        and Gotham Advisors, Inc.; Shareholder, Watermark
                                        Securities, Inc.; formerly President and Director of
                                        Zweig Advisors Inc. (the "ZF Adviser") and Zweig Total
                                        Return Advisors, Inc. (the "ZTR Adviser"); formerly
                                        Chairman of Zweig/Glaser Advisers and Euclid Advisors
                                        LLC; Member of the Undergraduate Executive Board of
                                        The Wharton School, University of Pennsylvania.

Charles H. Brunie ..................  Director of ZF since 1998 and Director of ZTR since               ZF-10,000
  21 Elm Rock Road                      1988; Chairman Emeritus of Oppenheimer Capital; and            ZTR-14,251
  Bronxville, NY 10708                  Chairman Emeritus, Board of Trustees of the Manhattan
  68                                    Institute for Policy Research.

                                                                                                     SHARES
                                                        BUSINESS EXPERIENCE                          OF FUND
      NAME, ADDRESS AND AGE(1)                       DURING THE PAST FIVE YEARS                     OWNED(2)
------------------------------------  --------------------------------------------------------  -----------------
Elliot S. Jaffe ....................  Director of ZF and ZTR since 1988; Chairman and Chief              ZF-2,400
  30 Dunnigan Drive                     Executive Officer of The Dress Barn, Inc.; Director of          ZTR-1,000
  Suffern, NY 10901                     National Retail Federation; Director of Shearson
  72                                    Appreciation Fund; Director of Shearson Managed
                                        Governments, Inc.; Director of Shearson Income Trust;
                                        Director of Shearson Lehman Small Capitalization Fund;
                                        Director of Stamford Hospital Foundation; Member of
                                        the Board of Overseers of The School of Arts and
                                        Sciences, University of Pennsylvania; Trustee Teachers
                                        College, Columbia University.

Alden C. Olson .....................  Director of ZF and ZTR since 1996; Chartered Financial          ZF-2,000(5)
  2711 Ramparte Path                    Analyst; formerly Director of First National Bank of            ZTR-2,000
  Holt, Michigan 48842                  Michigan; formerly Professor of Financial Management,
  70                                    Investments at Michigan State University.

James B. Rogers, Jr. ...............  Director of ZF since 1986 and Director of ZTR since                ZF-4,449
  352 Riverside Drive                   1988; Private Investor; Chairman of Beeland Interests;          ZTR-1,563
  New York, NY 10025                    Regular Commentator on CNBC; Author of "Investment
  56                                    Biker: On the Road with Jim Rogers"; Director of
                                        Emerging Markets Brewery Fund; Director of Levco
                                        Series Trust; Sometimes Visiting Professor at Columbia
                                        University; Columnist for WORTH Magazine.

Anthony M. Santomero ...............  Director of ZF since 1986 and Director of ZTR since                ZF-3,000
  Steinberg-Dietrich Hall               1988; Richard K. Mellon Professor of Finance, The               ZTR-2,000
  Wharton School                        Wharton School, University of Pennsylvania; Trustee of
  University of Pennsylvania            Blackrock Funds; formerly Director of Municipal Fund
  Philadelphia, PA 19104                for New York Investors; formerly Director of Municipal
  52                                    Fund for California Investors; formerly Trustee of
                                        Compass Capital Funds.

---------

    * Director considered to be an "Interested Person," as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Dr. Zweig is considered an interested person of both ZF and ZTR because, among other things, he is an officer of each Fund. In September 1998, Dr. Zweig sold 3.6645 shares of ZF Adviser's common stock, representing 3.43% of ZF Adviser's outstanding common stock, to various employees of ZF Adviser and its affiliates for the aggregate sum of $624,591.34, and he sold 5.0295 shares of ZTR Adviser's common stock, representing 5.0295% of ZTR Adviser's outstanding common stock, to various employees of ZTR Adviser and its affiliates for the aggregate sum of $610,246.03. On March 1, 1999, the shareholders of ZF Adviser and ZTR Adviser sold their shares of common stock in such Advisers to Phoenix Investment Partners, Ltd. ("Phoenix"), a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. In such transaction, Dr. Zweig sold 58.5225 shares of ZF Adviser's common stock, representing 54.81% of ZF Adviser's outstanding common stock, to Phoenix for the aggregate sum of approximately $16,182,718.66, and sold 50.853 shares of ZTR Adviser's common stock, representing 50.853% of ZTR Adviser's outstanding common stock, to Phoenix for the aggregate sum of $9,384,586.03 (in each case, without giving effect to certain contingent payments).

    (1) The terms of the ZF Directors who are not nominees at the current annual meeting are: Mr. Rogers who will continue in office until the annual meeting in 2000; Professors Olson and Santomero and Dr. Zweig who will continue in office until the annual meeting in 2001. The terms of the ZTR Directors who are not nominees at the current annual meeting are: Mr. Brunie and Mr. Rogers who will continue in office until the annual meeting in 2000; Professors Olson and Santomero and Dr. Zweig who will continue in office until the annual meeting in 2001.

    In order to comply with the provisions of Section 15(f) of the Act, which requires that, for a period of three years after the sale of an investment adviser's stock, at least 75% of the investment company's directors must be "independent" -- I.E., not interested persons of the investment adviser, Eugene
J. Glaser, Annemarie Gilly, Jeffrey Lazar and Robert E. Smith resigned as Directors of ZF and ZTR on March 1, 1999, the date on which Phoenix acquired the stock of ZF Adviser and ZTR Adviser.

    (2) The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of January 1, 1999. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him. Fractional shares are rounded off to the nearest whole share. The Directors and officers of ZF and ZTR, as a group, beneficially own less than 1% of the outstanding shares of each Fund.

    (3) Does not include 57,374 ZF shares held by Dr. Zweig as co-trustee for his sons, as to which he disclaims beneficial ownership. Includes 21,217 ZF shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

    (4) Includes 48,043 ZTR shares owned by an affiliate, as to which Dr. Zweig has shared voting and investment power. Also includes 802 ZTR shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

    (5) Includes 342 ZF shares owned by Professor Olson's individual retirement account, as to which he has sole voting and investment power.

COMPENSATION OF DIRECTORS AND OFFICERS

    During the year ended December 31, 1998, ZF paid Directors' fees, aggregating $92,000 and ZTR paid Directors' fees, aggregating $95,000 to the Directors who were not interested persons of the Funds or their respective investment advisers. Each Fund pays each Director who is not an interested person of such Fund or its respective investment adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

    Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 1998. The Funds do not pay any pension or retirement benefits to their Directors.

                                                                    AGGREGATE      AGGREGATE         TOTAL
                                                                   COMPENSATION   COMPENSATION    COMPENSATION
                            DIRECTORS                                FROM ZF        FROM ZTR     FROM THE FUNDS
-----------------------------------------------------------------  ------------   ------------   --------------
Charles H. Brunie................................................    $13,000        $16,000         $29,000

Elliot S. Jaffe..................................................    $19,000        $19,000         $38,000

Alden C. Olson...................................................    $19,000        $19,000         $38,000

James B. Rogers, Jr..............................................    $19,000        $19,000         $38,000

Anthony M. Santomero.............................................    $22,000        $22,000         $44,000

    Jeffrey Lazar, Vice President and Treasurer of the Funds, and Stuart B. Panish, Vice President and Secretary of the Funds, are the only executive officers of the Funds not disclosed in the above listings of Directors. Mr. Lazar has been an officer of ZF since 1987 and of ZTR since its inception in 1988. Mr. Lazar is 39 years old and was, on January 1, 1999, the beneficial owner of 4,300 shares of the common stock of ZF, of which 1,246 shares are owned through his individual retirement account, and the beneficial owner of 2,464 shares of the common stock of ZTR, of which 502 shares are owned through his individual retirement account. Mr. Lazar is Executive Vice President, Treasurer and Secretary of ZF Adviser and ZTR Adviser (collectively the "Advisers"). In addition, Mr. Lazar was a Director of ZF and ZTR from February 1998 until March 1999. Mr. Panish is 42 years old and has been Vice President and Secretary of the Funds since May 1995 and was, on January 1, 1999, the owner of 630 shares of the common stock of ZF, and the owner of 406 shares of the common stock of ZTR. Prior to becoming counsel to certain of the Advisers' affiliates in June 1993, Mr. Panish was Special Counsel-Securities at Rosenman & Colin LLP.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

    Each Fund's Board of Directors has a standing Audit Committee, which consists, for each Fund, of Messrs. Jaffe, Olson and Santomero, each of whom is not an interested person of the Funds. Each Audit Committee's primary functions includes recommending the Fund's independent accountants for selection by the Board and ratification by the shareholders and reviewing the scope of the annual audit conducted by such accountants.

    Messrs. Rogers and Santomero, each of whom is not an interested person of the Funds, are members of the Nominating Committee of the Boards of Directors of each Fund. Each Fund's Nominating Committee considers candidates for election to fill vacancies on the respective Board of Directors, and will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the respective Fund. Neither Fund has a standing compensation committee.

    The Board of Directors of each Fund held four meetings during the year ended December 31, 1998, and also held one meeting in February, 1999. Each Fund's Nominating Committee held two meetings during the year ended December 31, 1998 and met in advance of the February, 1999 Board meetings, at which time each Nominating Committee recommended the nominees for re-election to the Boards. Each Fund's Audit Committee held two meetings during the year ended December 31, 1998 and one meeting in February, 1999. All of the nominees and all of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his respective committee meetings, for each Fund, held during the 1998 year.

    THE BOARD OF DIRECTORS OF ZF AND ZTR EACH RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

                                   PROPOSAL 2
                          RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

    At the recommendation of the Audit Committees of both Funds, the Boards of Directors of ZF and ZTR, including a majority of the Directors who are not interested persons of the Funds, have selected the firm of PricewaterhouseCoopers LLP to serve as independent accountants of ZF and ZTR for the year ending December 31, 1999. Pursuant to the provisions of the Act, this selection is subject to the right of a Fund's shareholders, by vote of a majority of the outstanding voting securities of such Fund (which is defined in the Act to mean the lesser of either (a) the vote of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of such Fund) at any meeting called for the purpose of voting on such action, to terminate such employment immediately without penalty. Both Boards' selections are submitted to the shareholders for ratification or rejection.

    Services performed by PricewaterhouseCoopers LLP during the most recent year included audit of the financial statements of the Funds and services related to filings with the Securities and Exchange Commission. The Funds know of no direct or indirect financial interest of such firm in the Funds.

    A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast at the Meeting.

    THE BOARD OF DIRECTORS OF ZF AND ZTR EACH RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF ZF AND ZTR FOR THE YEAR ENDING DECEMBER 31, 1999.

               INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

    Zweig Advisors Inc., with its principal business office located at 900 Third Avenue, New York, New York 10022, is ZF's investment adviser. Zweig Total Return Advisors, Inc., with its principal business office located at 900 Third Avenue, New York, New York 10022, is ZTR's investment adviser. All of the Advisers' outstanding equity interests are indirectly owned by Phoenix Investment Partners, Ltd. ("Phoenix"), a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company.

    Zweig/Glaser Advisers LLC serves as the Funds' administrator and is the direct owner of the outstanding equity interests of the Advisers. The Administrator's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Administrator's outstanding equity interests are owned by Phoenix.

    Zweig Consulting LLC, which serves as the Funds' sub-adviser, performs certain asset allocation research and analysis and provides such advice to the Advisers. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. Dr. Zweig is President and principal owner of the Sub-Adviser. The Sub-Adviser's fees are paid by the Advisers and the Administrator.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires, among other persons, the officers and Directors of the Funds and the Advisers to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish the Funds with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each of the Funds believes that, during the year ended December 31, 1998, there was compliance with all Section 16(a) reporting requirements applicable to its reporting persons.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Boards of Directors know of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

    The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Funds, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Advisers.

VOTE REQUIRED

    The election of Directors (Proposal 1(a) and 1(b)) for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund. The ratification of the selection of the independent accountants (Proposal 2(a) and 2(b)) for each Fund requires the affirmative vote of a majority of the votes cast at the Meeting by the shareholders of such Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by State Street Bank & Trust Company, the Funds' transfer agent.

PROPOSALS FOR 2000 MEETING

    Any proposals of shareholders that are intended to be presented at a Fund's 2000 Annual Meeting of Shareholders must be received at such Fund's principal executive offices no later than November 27, 1999, and must comply with all other legal requirements in order to be included in such Fund's proxy statement and form of proxy for that meeting.

New York, New York                                By Order of the Boards of Directors of
March 25, 1999                                           The Zweig Fund, Inc. and
                                                     The Zweig Total Return Fund, Inc.
                                                             MARTIN E. ZWEIG,
                                                           CHAIRMAN OF THE BOARD

                                                     Zweig-PS-99

                                 THE ZWEIG FUND, INC.
                            ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 5, 1999
                   PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York 10022, on May 5, 1999, at 10:00 A.M., at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.
     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE OTHER PROPOSAL AND IN DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.
          (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

     PLEASE MARK BOXES / / OR / / IN BLUE OR BLACK INK.

1. GRANTING / /  WITHHOLDING / /  authority to vote for the election as directors of all the nominees listed below:
                                  Charles H. Brunie and Elliot S. Jaffe
(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)
2. With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent certified public accountants of the
Fund for the year ending December 31, 1999.   FOR / /  AGAINST / /  ABSTAIN / /
3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

                                        Please sign exactly as name or names
                                        appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                                        Dated                    , 1999
                                              -------------------


                                        ----------------------------------------
                                                       Signature


                                        ----------------------------------------
                                                       Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.